EXHIBIT 32

BANK OF OAK RIDGE

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Bank of Oak Ridge (the “Bank”) certify that the Quarterly Report on Form 10-QSB of the Bank for the fiscal period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date: May 11, 2007	/s/ Ronald O. Black
Ronald O. Black
President and Chief Executive Officer

Date: May 11, 2007	/s/ Thomas W. Wayne
Thomas W. Wayne
Chief Financial Officer

*	This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.